                                                         EXHIBIT 99.1



LEXREIT PROPERTIES GROUP
--------------------------------------------------------------------------------------------------
INDIVIDUAL PROPERTY FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
NOTE: FINANCIAL INFORMATION PRESENTED DOES NOT REFLECT THE ELIMINATION OF
--------------------------------------------------------------------------------------------------
              INTERCOMPANY PROFIT.
--------------------------------------------------------------------------------------------------
                                                                      LAUNDRY,
--------------------------------------------------------------------------------------------------
                                                                      VENDING
--------------------------------------------------------------------------------------------------
                                           RENT    INTEREST SECURITY  & OTHER
--------------------------------------------------------------------------------------------------
    PROP #             NAME              REVENUE   REVENUE  DEPOSITS  REVENUE VACANCIES  BAD DEBTS
==================================================================================================

--------------------------------------------------------------------------------------------------
           PROPERTIES
---------==============================-----------------------------------------------------------
     1377  APPLE RIDGE I                   262,425     487     4,119    3,345  (26,694)   (7,994)
--------------------------------------------------------------------------------------------------
     1389  THE WILLOWS I                   224,914   3,967     2,753    1,298  (28,334)   (3,732)
--------------------------------------------------------------------------------------------------
     1439  MONTROSE SQUARE                 575,970   2,711     6,835   (1,237) (85,889)  (28,888)
--------------------------------------------------------------------------------------------------
     1672* RIDGEWOOD ELHART               140,280       0         0    6,210   (7,485)   (1,886)
--------------------------------------------------------------------------------------------------
     1690  HEATHMOORE I                    386,582   2,014     3,206    4,548   (9,737)   (3,203)
--------------------------------------------------------------------------------------------------
     1750  CEDARWOOD II                    240,426   1,242     3,557    2,514  (16,673)   (4,834)
--------------------------------------------------------------------------------------------------
     1786  SPICEWOOD                       267,249     149     2,112    3,093   (7,581)   (4,605)
--------------------------------------------------------------------------------------------------
     1806  WINTHROP CT II                  195,737     415     1,487    2,038  (15,186)   (2,500)
--------------------------------------------------------------------------------------------------
     1809  MEADOWOOD II                    339,655   4,318     3,612    3,884  (37,520)   (6,550)
--------------------------------------------------------------------------------------------------
     1810  ACADIA CT II                    548,878   2,395    15,106    7,607  (23,765)  (14,513)
--------------------------------------------------------------------------------------------------
     1814  ASHFORD HILL                    372,358   1,476     5,255    6,386  (13,412)  (18,845)
--------------------------------------------------------------------------------------------------
     1816  CEDARWOOD III                   242,823   1,784     3,230    3,561  (19,860)   (5,335)
--------------------------------------------------------------------------------------------------
     1822  MARABOU MILLS I                 434,537   2,728     2,834    8,832  (32,020)   (8,935)
--------------------------------------------------------------------------------------------------
     1824  AMESBURY I                      311,770   1,219     1,562    4,489  (31,167)   (5,416)
--------------------------------------------------------------------------------------------------
     1833  HAYFIELD PARK                   416,692   1,870     4,572    6,609  (20,177)   (3,675)
--------------------------------------------------------------------------------------------------
     1838  CEDARGATE II                    269,120     107     2,292    2,027  (11,449)      (34)
--------------------------------------------------------------------------------------------------
     1839  DARTMOUTH PL II                 276,045   2,820     1,794    2,016   (9,319)   (1,184)
--------------------------------------------------------------------------------------------------
     1841  WILLOWOOD II                    286,099   1,353     3,646    2,649  (27,799)   (5,011)
--------------------------------------------------------------------------------------------------
     1843  DOGWOOD GLEN I                  427,154   1,561     2,563    5,511  (14,295)   (1,567)
--------------------------------------------------------------------------------------------------
     1846  CHERRY GLEN I                   345,542     890      (697)   4,592  (21,625)   (2,758)
--------------------------------------------------------------------------------------------------
     1863  HUNTER GLEN                     334,582   2,932     1,311    3,086  (32,292)   (2,277)
--------------------------------------------------------------------------------------------------
     1869  HARVEST GROVE I                 351,145   1,372       524    4,760  (16,175)        0
--------------------------------------------------------------------------------------------------
     1871  CLEARWATER                      238,751   2,823     1,755    3,088   (8,981)   (1,968)
--------------------------------------------------------------------------------------------------
     1877  SHERBROOK                       478,893   4,294     3,090    7,219   (8,485)   (2,141)
--------------------------------------------------------------------------------------------------
     1880  ARAGON WOODS                    343,592   1,016     3,702    3,583  (27,465)  (11,903)
--------------------------------------------------------------------------------------------------
     1885  NEWBERRY II                     255,375   2,109       241    1,255   (7,433)        0
--------------------------------------------------------------------------------------------------
     1889  APPLEGATE II                    398,786   2,152     3,301    2,053  (19,763)   (1,823)
--------------------------------------------------------------------------------------------------
     1895  ROSEWOOD COMMONS II             373,503   4,333      (853)   5,879  (26,754)   (2,627)
--------------------------------------------------------------------------------------------------
     1898  RIDGEWOOD II                    442,942   5,708     2,770    2,950  (21,590)   (3,319)
--------------------------------------------------------------------------------------------------
     1908  CHERRY GLENN II                 343,392   1,785        80    4,832  (18,087)   (3,487)
--------------------------------------------------------------------------------------------------
     1909  LINDENDALE                      365,755   1,115       617    5,861  (19,488)   (2,743)
--------------------------------------------------------------------------------------------------
     1914  WOODLANDS II                    348,577   1,568     1,903    2,703  (16,547)   (4,205)
--------------------------------------------------------------------------------------------------
     1917  WILLOWOOD II                    278,453   2,121     2,568    1,213   (5,619)     (228)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
LEXREIT PROPERTIES GROUP
--------------------------------------------------------------------------------------------------
INDIVIDUAL PROPERTY FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
NOTE: FINANCIAL INFORMATION PRESENTED DOES NOT REFLECT THE ELIMINATION OF
--------------------------------------------------------------------------------------------------
              INTERCOMPANY PROFIT.
--------------------------------------------------------------------------------------------------
                                                                      LAUNDRY,
--------------------------------------------------------------------------------------------------
                                                                      VENDING
--------------------------------------------------------------------------------------------------
                                           RENT    INTEREST SECURITY  & OTHER
--------------------------------------------------------------------------------------------------
    PROP #             NAME              REVENUE   REVENUE  DEPOSITS  REVENUE VACANCIES  BAD DEBTS
==================================================================================================
     1935  RED DEER II                     322,774   2,492     2,013    1,922   (2,311)      (97)
--------------------------------------------------------------------------------------------------
     1936  SUFFOLK GROVE II                273,950   1,911     1,455    1,752   (6,621)   (2,128)
--------------------------------------------------------------------------------------------------
     1937  THE WILLOWS III                 211,380   1,564     4,090    4,158  (11,426)   (4,819)
--------------------------------------------------------------------------------------------------
     1966  RIVER GLEN II                   273,618     933     2,367    3,299  (29,866)   (5,393)
--------------------------------------------------------------------------------------------------
     1982  MARABOU MILLS III               310,494     478     1,427    3,081  (21,455)   (1,640)
--------------------------------------------------------------------------------------------------
     1986  GARDEN CT                       561,254   1,397     2,657    4,885  (14,753)   (2,646)
--------------------------------------------------------------------------------------------------
     2137  WINDWOOD I                      291,076   2,075     1,263    6,352  (46,853)   (9,210)
--------------------------------------------------------------------------------------------------
     2208  GARDEN TERRACE I                258,524   3,863     1,735    4,354  (24,952)   (6,282)
--------------------------------------------------------------------------------------------------
     2455  THYMEWOOD II                    493,949   2,487     2,907   12,461  (26,924)  (11,760)
--------------------------------------------------------------------------------------------------
     2469  BEL AIRE II                     314,980     897     5,585    8,119  (17,364)   (4,186)
--------------------------------------------------------------------------------------------------
     2512  SKY PINES II                    263,836   1,066     3,378    4,242  (18,715)  (16,881)
--------------------------------------------------------------------------------------------------
     2515  HIDDEN ACRES                    454,719   2,007     5,735    5,664  (18,496)  (12,177)
--------------------------------------------------------------------------------------------------
     2519  CENTRE LAKE III               1,418,593  11,644     9,496   84,811  (85,753)  (87,996)
--------------------------------------------------------------------------------------------------
     2526  HOLLY SANDS II                  264,588   2,095     2,676    4,588   (6,273)     (419)
--------------------------------------------------------------------------------------------------
     2527  SUNSET WAY I                    646,841   1,886     6,326   17,942  (58,877)  (17,452)
--------------------------------------------------------------------------------------------------
     2543  MIGUEL PL                       393,735   5,020     1,517   (3,172) (24,851)   (4,244)
--------------------------------------------------------------------------------------------------
     2580  SUNSET WAY II                   648,108   2,000     6,256   21,135  (55,142)  (24,241)
--------------------------------------------------------------------------------------------------
     2587  OAK GARDENS                     650,552   2,993     6,421   10,596  (25,652)   (4,597)
--------------------------------------------------------------------------------------------------
     3166  CEDAR HILL                      387,139   2,447     3,482    3,314  (11,762)       27
--------------------------------------------------------------------------------------------------
     3171  LAUREL GLEN                     448,752     907     4,072    2,610   (2,609)   (2,871)
--------------------------------------------------------------------------------------------------
     3173  SPRINGBROOK                     428,237   3,163     1,910    5,001  (25,677)  (11,193)
--------------------------------------------------------------------------------------------------
     3174  LAKESHORE I                     358,878   2,022     6,580     (601)  (8,080)   (6,293)
--------------------------------------------------------------------------------------------------
     3175  GLENVIEW                        371,955     637     1,380     (376) (19,031)   (3,037)
--------------------------------------------------------------------------------------------------
     3188  VALLEYBROOK                     382,952   2,191     5,225    5,420   (9,627)   (2,816)
--------------------------------------------------------------------------------------------------
     3189  WILLOW LAKES                    460,480   2,440     2,261    3,476  (22,160)   (3,550)
--------------------------------------------------------------------------------------------------
     3190  GLENWOOD VILLAGE                376,829   2,834     2,480    2,246   (8,743)   (2,314)
--------------------------------------------------------------------------------------------------
     3208  RAVENWOOD                       396,322     980     1,012    2,654   (7,963)   (3,026)
--------------------------------------------------------------------------------------------------
     3209  INDIAN LAKE I                 1,395,642  15,711    12,922   30,134  (72,172)  (18,027)
--------------------------------------------------------------------------------------------------
     3496  MARSHLANDING II                 236,044     698     2,614    2,434   (8,449)   (2,655)
--------------------------------------------------------------------------------------------------
     3532  KINGS COLONY                    457,596   4,403     3,394    5,308  (10,942)   (2,029)
--------------------------------------------------------------------------------------------------
     4109  CHERRY TREE                     595,795   6,078     4,068    8,361  (40,896)   (4,616)
--------------------------------------------------------------------------------------------------
     4133  MERRIFIELD                      530,190   3,109     2,693    7,716  (26,715)   (5,280)
--------------------------------------------------------------------------------------------------
     5886  PICKERINGTON MEADOWS            309,346     545     2,163    2,689  (25,865)   (2,792)
--------------------------------------------------------------------------------------------------
                                66      26,307,126 161,805   214,407  405,033 ######### (454,822)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
LEXREIT PROPERTIES GROUP
--------------------------------------------------------------------------------------------------
INDIVIDUAL PROPERTY FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
NOTE: FINANCIAL INFORMATION PRESENTED DOES NOT REFLECT THE ELIMINATION OF
--------------------------------------------------------------------------------------------------
              INTERCOMPANY PROFIT.
--------------------------------------------------------------------------------------------------
                                                                      LAUNDRY,
--------------------------------------------------------------------------------------------------
                                                                      VENDING
--------------------------------------------------------------------------------------------------
                                           RENT    INTEREST SECURITY  & OTHER
--------------------------------------------------------------------------------------------------
    PROP #             NAME              REVENUE   REVENUE  DEPOSITS  REVENUE VACANCIES  BAD DEBTS
==================================================================================================
     * Partial year, purchased 8/01/96.

     ADDITIONAL PROPERTIES
     ---------------------
     1039  LAUREL BAY                      392,210   4,189     2,284    9,307  (32,905)  (10,758)
--------------------------------------------------------------------------------------------------
     1825  BRADFORD PL                     319,609     718     1,332    4,497  (12,198)     (441)
--------------------------------------------------------------------------------------------------
     1887  RIVER GLEN I                    292,048   2,264     2,955    4,033  (23,142)   (2,030)
--------------------------------------------------------------------------------------------------
     2462  FOREST GLEN                     340,395   1,934     7,272    5,486  (13,349)   (2,064)
--------------------------------------------------------------------------------------------------
     2482  OAKWOOD VILLAGE                 313,215   1,485     3,271      677  (32,892)     (315)
--------------------------------------------------------------------------------------------------
     3231  WALKER PL                       315,621     309       564    8,610  (26,425)   (4,181)
--------------------------------------------------------------------------------------------------
     4111  FORSYTHIA CT II                 428,187   1,489     1,291    4,483  (23,928)   (1,252)
--------------------------------------------------------------------------------------------------
     5903  BRUNSWICK II                    400,603   1,424     2,504     (237) (81,949)   (4,832)
--------------------------------------------------------------------------------------------------
     5906  AMESBURY II                     360,892   2,235     1,372    1,246  (47,008)   (5,354)
--------------------------------------------------------------------------------------------------
     5910  MARABOU MILLS II                321,981   5,960     2,862    5,234  (20,574)   (8,972)
--------------------------------------------------------------------------------------------------
     5951  HARVEST GROVE II                284,292   1,365       224    1,282  (21,559)     (316)
===================================================================================================
                                         3,769,052  23,372    25,931   44,618 (335,931)  (40,515)
===================================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                               CONTRACTUAL
-----------------------------------------------------------------------------------------
     NET      OPERATING   NET OPERATING                MAJOR      CAPITAL       MORTGAGE
-----------------------------------------------------------------------------------------
   REVENUES   EXPENSES       INCOME     REPLACEMENT MAINTENANCE EXPENDITURES   PRINCIPAL
=========================================================================================
     235,688     94,839      140,849        14,940     4,165        7,200     1,061,450
-----------------------------------------------------------------------------------------
     200,867     90,246      110,620        23,726     1,124       14,736       601,932
-----------------------------------------------------------------------------------------
     469,500    245,572      223,929        30,251     1,021            0     1,759,807
-----------------------------------------------------------------------------------------
     137,119     67,397       69,722         6,228     2,364            0     1,223,260
-----------------------------------------------------------------------------------------
     383,410    153,216      230,194        18,194    15,263            0     1,601,847
-----------------------------------------------------------------------------------------
     226,233     84,133      142,100        14,205    25,345        3,011     1,020,000
-----------------------------------------------------------------------------------------
     260,418    124,919      135,499         6,368         0        2,927     1,036,385
-----------------------------------------------------------------------------------------
     181,991     79,768      102,223         7,874     1,108          300       760,000
-----------------------------------------------------------------------------------------
     307,400    190,728      116,672        21,432     6,243          463       760,434
-----------------------------------------------------------------------------------------
     535,709    241,539      294,170        25,723    19,493        1,470     1,886,146
-----------------------------------------------------------------------------------------
     353,217    157,056      196,160        34,117     2,014        2,100     1,606,595
-----------------------------------------------------------------------------------------
     226,203     85,702      140,501        11,133     6,335       23,740       888,760
-----------------------------------------------------------------------------------------
     407,975    174,125      233,850        10,429     6,782        4,203     1,468,322
-----------------------------------------------------------------------------------------
     282,458    126,354      156,104        11,973         0        3,030     1,257,832
-----------------------------------------------------------------------------------------
     405,892    155,573      250,319        21,986     1,661       10,785     1,615,000
-----------------------------------------------------------------------------------------
     262,063     93,183      168,880         3,452       968            0     1,032,435
-----------------------------------------------------------------------------------------
     272,172    108,409      163,762        10,665     4,989        2,970       897,388
-----------------------------------------------------------------------------------------
     260,936    134,686      126,250        18,140     2,642            0       957,792
-----------------------------------------------------------------------------------------
     420,926    158,633      262,293        19,002     4,863       21,107     1,792,218
-----------------------------------------------------------------------------------------
     325,944    148,992      176,952        12,733        21            0     1,396,026
-----------------------------------------------------------------------------------------
     307,342    148,559      158,783         6,301     6,796            0     1,051,233
-----------------------------------------------------------------------------------------
     341,626    130,370      211,256         4,021     4,604            0     1,400,534
-----------------------------------------------------------------------------------------
     235,468     95,955      139,513         9,324     2,277       13,839     1,061,450
-----------------------------------------------------------------------------------------
     482,870    216,798      266,072        25,309    10,159        8,400     1,397,504
-----------------------------------------------------------------------------------------
     312,526    142,091      170,435         5,469     7,117            0     1,150,600
-----------------------------------------------------------------------------------------
     251,547     95,332      156,215         9,169     7,473            0     1,331,331
-----------------------------------------------------------------------------------------
     384,706    162,232      222,474         8,853        19       10,705     1,265,575
-----------------------------------------------------------------------------------------
     353,481    151,638      201,843        25,654     1,308          201     1,318,698
-----------------------------------------------------------------------------------------
     429,461    187,137      242,324        19,033     3,061            0     1,393,574
-----------------------------------------------------------------------------------------
     328,515    148,141      180,374        15,345        21        1,660     1,143,198
-----------------------------------------------------------------------------------------
     351,117    127,669      223,447        12,567     1,578            0     1,439,828
-----------------------------------------------------------------------------------------
     334,000    146,650      187,350        18,579     4,004         (249)    1,189,328
-----------------------------------------------------------------------------------------
     278,508    102,079      176,429        11,842         0       21,600     1,065,380
===================================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                               CONTRACTUAL
-----------------------------------------------------------------------------------------
     NET      OPERATING   NET OPERATING                MAJOR      CAPITAL       MORTGAGE
-----------------------------------------------------------------------------------------
   REVENUES   EXPENSES       INCOME     REPLACEMENT MAINTENANCE EXPENDITURES   PRINCIPAL
=========================================================================================
     326,795    108,284      218,510        17,398     2,527            0     1,261,013
-----------------------------------------------------------------------------------------
     270,320     96,939      173,380         8,862     2,034        2,085     1,096,137
-----------------------------------------------------------------------------------------
     204,946     85,006      119,941        10,201       154        6,054       884,000
-----------------------------------------------------------------------------------------
     244,958     90,507      154,452         4,709       370            0     1,184,132
-----------------------------------------------------------------------------------------
     292,386    117,816      174,570         6,618     1,767            0     1,205,060
-----------------------------------------------------------------------------------------
     552,795    217,533      335,262        18,138     2,810        1,856     2,185,573
-----------------------------------------------------------------------------------------
     244,702    152,918       91,784        28,460    18,722       27,495       606,231
-----------------------------------------------------------------------------------------
     237,241    123,275      113,966        16,934    13,895       39,180       621,464
-----------------------------------------------------------------------------------------
     473,120    231,654      241,466        17,146     2,207            0     1,729,672
-----------------------------------------------------------------------------------------
     308,030    174,917      133,113         5,526     1,393            0     1,198,276
-----------------------------------------------------------------------------------------
     236,926    119,294      117,632        17,072     7,916       50,450     1,070,741
-----------------------------------------------------------------------------------------
     437,452    204,853      232,599        22,458     8,014          685     1,686,279
-----------------------------------------------------------------------------------------
   1,350,795    717,737      633,057       120,911    16,616        6,239     4,952,458
-----------------------------------------------------------------------------------------
     267,254    111,677      155,577         9,289     4,573       39,715     1,062,500
-----------------------------------------------------------------------------------------
     596,666    299,029      297,638        24,908    16,968            0     1,685,131
-----------------------------------------------------------------------------------------
     368,006    163,350      204,656        30,967    11,602            0     1,504,500
-----------------------------------------------------------------------------------------
     598,117    308,771      289,346        19,566     1,162            0     2,719,585
-----------------------------------------------------------------------------------------
     640,313    301,595      338,717        19,092       179          484     2,756,106
-----------------------------------------------------------------------------------------
     384,647    154,275      230,372        16,812    12,044            0     1,487,500
-----------------------------------------------------------------------------------------
     450,861    171,342      279,519        17,206    13,268            0     1,742,500
-----------------------------------------------------------------------------------------
     401,440    178,928      222,512        25,239     1,909       32,645     1,742,965
-----------------------------------------------------------------------------------------
     352,506    179,165      173,341        18,451    16,286          (60)    1,265,576
-----------------------------------------------------------------------------------------
     351,528    156,617      194,911         9,263    12,399            0     1,734,783
-----------------------------------------------------------------------------------------
     383,344    107,949      275,395        12,551     8,753            0     1,586,737
-----------------------------------------------------------------------------------------
     442,949    170,792      272,156        19,214      (144)           0     2,099,515
-----------------------------------------------------------------------------------------
     373,331    158,263      215,068        18,727    14,793            0     1,534,803
-----------------------------------------------------------------------------------------
     389,979    159,621      230,358         7,927       508            0     1,718,721
-----------------------------------------------------------------------------------------
   1,364,210    473,684      890,526        61,268    31,435        4,481     4,711,452
-----------------------------------------------------------------------------------------
     230,686    107,602      123,084        11,325     7,706        2,778       982,213
-----------------------------------------------------------------------------------------
     457,730    185,283      272,447        11,009     2,852            0     2,107,287
-----------------------------------------------------------------------------------------
     568,790    207,635      361,155        25,293    10,126        2,988     2,217,868
-----------------------------------------------------------------------------------------
     511,713    203,505      308,208        17,164    13,236        2,546     2,127,341
-----------------------------------------------------------------------------------------
     286,087    123,559      162,528        17,523     1,200            0     1,186,165
-----------------------------------------------------------------------------------------
  25,147,908 10,933,096    ##########    1,181,269   414,098      373,819    98,486,146
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                               CONTRACTUAL
-----------------------------------------------------------------------------------------
     NET      OPERATING   NET OPERATING                MAJOR      CAPITAL       MORTGAGE
-----------------------------------------------------------------------------------------
   REVENUES   EXPENSES       INCOME     REPLACEMENT MAINTENANCE EXPENDITURES   PRINCIPAL
=========================================================================================
     364,327    193,530      170,797        15,125    10,724            0       924,211
-----------------------------------------------------------------------------------------
     313,517    147,684      165,833        10,319     9,221            0     1,181,417
-----------------------------------------------------------------------------------------
     276,127    104,038      172,089        11,456         0            0     1,106,752
-----------------------------------------------------------------------------------------
     339,674    149,312      190,362        17,985     4,322       12,000     1,136,177
-----------------------------------------------------------------------------------------
     285,441    164,764      120,677        19,817    10,760            0       757,708
-----------------------------------------------------------------------------------------
     294,497    155,851      138,646        18,243         0            0     1,198,295
-----------------------------------------------------------------------------------------
     410,270    160,526      249,744         7,235       733            0     2,414,099
-----------------------------------------------------------------------------------------
     317,512    157,636      159,877        17,348     4,753            0     1,341,640
-----------------------------------------------------------------------------------------
     313,382    143,037      170,345        20,751       340        4,660     1,331,775
-----------------------------------------------------------------------------------------
     306,491    128,633      177,858         5,446     3,190        2,233     1,030,710
-----------------------------------------------------------------------------------------
     265,288    121,055      144,233        11,661     2,910        1,433     1,124,610
-----------------------------------------------------------------------------------------
   3,486,527  1,626,065    1,860,461       155,387    46,952       20,326    13,547,394
-----------------------------------------------------------------------------------------